Exhibit 99.1

2941 Fairview Park Drive
Suite 100
Falls Church, VA 22042-4513 www.generaldynamics.com	News
July 29, 2015
Contact: Lucy Ryan
Tel: 703 876 3631
lryan@generaldynamics.com
General Dynamics Reports Second-Quarter 2015 Results

•	Compared to second-quarter 2014:
- Revenue up 5.5% to $7.9 billion
- Operating earnings up 13.9% to $1.08 billion; margins increased to 13.7%
- Earnings from continuing operations up 16.4% to $752 million
- Earnings per fully diluted share up 20.7% to $2.27

•	Company increases full-year guidance

FALLS CHURCH, Va. - General Dynamics (NYSE: GD) today reported second-quarter 2015 earnings from continuing operations of $752 million, a 16.4 percent increase over second-quarter 2014, on revenue of $7.9 billion. Diluted earnings per share (EPS) were $2.27 per share compared to $1.88 in second-quarter 2014, a 20.7 percent increase.

“General Dynamics’ performance was rock solid this quarter, rounding out a strong first half. We continue to have impressive operating leverage with operating earnings at more than $1 billion, up 13.9 percent over the prior year’s quarter,” said Phebe N. Novakovic, chairman and chief executive officer. “Year to date, our revenue is up 6.3 percent across the business with organic growth in all four segments, including the defense segments.”

Margins
Company-wide operating margins for the second quarter of 2015 were 13.7 percent, with margin expansion in three of the company’s four business groups compared to the second quarter of 2014.

Cash
Net cash provided by operating activities in the quarter totaled $603 million. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $511 million.

Capital Deployment
The company repurchased 7.5 million of its outstanding shares in the second quarter. Year-to-date, the company has repurchased 12.1 million outstanding shares.

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Backlog
General Dynamics’ backlog remained steady at the end of second-quarter 2015, with funded backlog at $55.4 billion and total backlog of $70 billion. Aerospace backlog increased by seven percent in the quarter, with strong order activity across the product line. Information Systems and Technology also had several notable orders in the quarter leading to higher backlog. Estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $25.6 billion. Total potential contract value, the sum of all backlog components, was $95.6 billion at the end of the quarter.

Guidance
The company is increasing full-year EPS guidance for continuing operations from $8.05 - $8.10 to $8.70 - $8.80.

General Dynamics, headquartered in Falls Church, Virginia, is a market leader in business aviation; combat vehicles, weapons systems and munitions; shipbuilding; and communications and information technology systems. More information about the company is available at www.generaldynamics.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its second-quarter securities analyst conference call at 9 a.m. EST on Wednesday, July 29, 2015. The webcast will be a listen-only audio event, available at www.generaldynamics.com. An on-demand replay of the webcast will be available by 1 p.m. on July 29 and will continue for 12 months. To hear a recording of the conference call by telephone, please call 888-286-8010 (international: 617-801-6888); passcode 66737646. The phone replay will be available from 1 p.m. July 29 through August 5, 2015.

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EXHIBIT A
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Second Quarter		Variance
	2015	2014	$	%
Revenues	$7,882	$7,474	$408	5.5%
Operating costs and expenses	6,801	6,525	(276)
Operating earnings	1,081	949	132	13.9%
Interest, net	(20)	(24)	4
Earnings before income tax	1,061	925	$136	14.7%
Provision for income tax, net	309	279	(30)
Earnings from continuing operations	$752	$646	$106	16.4%
Discontinued operations, net of tax	—	(105)	105
Net earnings	$752	$541	211	39.0%
Earnings per share—basic
Continuing operations	$2.31	$1.92	$0.39	20.3%
Discontinued operations	$—	$(0.31)	$0.31
Net earnings	$2.31	$1.61	$0.70	43.5%
Basic weighted average shares outstanding	326.2	336.7
Earnings per share—diluted
Continuing operations	$2.27	$1.88	$0.39	20.7%
Discontinued operations	$—	$(0.30)	$0.30
Net earnings	$2.27	$1.58	$0.69	43.7%
Diluted weighted average shares outstanding	331.4	342.8

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EXHIBIT B
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Six Months		Variance
	2015	2014	$	%
Revenues	$15,666	$14,739	$927	6.3%
Operating costs and expenses	13,558	12,916	(642)
Operating earnings	2,108	1,823	285	15.6%
Interest, net	(41)	(46)	5
Other, net	3	1	2
Earnings before income tax	2,070	1,778	292	16.4%
Provision for income tax, net	602	536	(66)
Earnings from continuing operations	$1,468	$1,242	$226	18.2%
Discontinued operations, net of tax	—	(106)	106
Net earnings	$1,468	$1,136	$332	29.2%
Earnings per share—basic
Continuing operations	$4.48	$3.66	$0.82	22.4%
Discontinued operations	$—	$(0.31)	$0.31
Net earnings	$4.48	$3.35	$1.13	33.7%
Basic weighted average shares outstanding	327.7	339.5
Earnings per share—diluted
Continuing operations	$4.41	$3.60	$0.81	22.5%
Discontinued operations	$—	$(0.31)	$0.31
Net earnings	$4.41	$3.29	$1.12	34.0%
Diluted weighted average shares outstanding	333.0	345.4

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EXHIBIT C
REVENUES AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Second Quarter		Variance
	2015	2014	$	%
Revenues:
Aerospace	$2,258	$1,995	$263	13.2%
Combat Systems	1,408	1,465	(57)	(3.9)%
Information Systems and Technology	2,215	2,163	52	2.4%
Marine Systems	2,001	1,851	150	8.1%
Total	$7,882	$7,474	$408	5.5%
Operating earnings:
Aerospace	$439	$384	$55	14.3%
Combat Systems	226	220	6	2.7%
Information Systems and Technology	237	188	49	26.1%
Marine Systems	187	174	13	7.5%
Corporate	(8)	(17)	9	52.9%
Total	$1,081	$949	$132	13.9%
Operating margins:
Aerospace	19.4%	19.2%
Combat Systems	16.1%	15.0%
Information Systems and Technology	10.7%	8.7%
Marine Systems	9.3%	9.4%
Total	13.7%	12.7%

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EXHIBIT D
REVENUES AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months		Variance
	2015	2014	$	%
Revenues:
Aerospace	$4,366	$4,120	$246	6.0%
Combat Systems	2,771	2,723	48	1.8%
Information Systems and Technology	4,585	4,444	141	3.2%
Marine Systems	3,944	3,452	492	14.3%
Total	$15,666	$14,739	$927	6.3%
Operating earnings:
Aerospace	$870	$788	$82	10.4%
Combat Systems	430	359	71	19.8%
Information Systems and Technology	454	371	83	22.4%
Marine Systems	375	340	35	10.3%
Corporate	(21)	(35)	14	40.0%
Total	$2,108	$1,823	$285	15.6%
Operating margins:
Aerospace	19.9%	19.1%
Combat Systems	15.5%	13.2%
Information Systems and Technology	9.9%	8.3%
Marine Systems	9.5%	9.8%
Total	13.5%	12.4%

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EXHIBIT E
CONSOLIDATED BALANCE SHEETS
DOLLARS IN MILLIONS

	(Unaudited)
	July 5, 2015	December 31, 2014
ASSETS
Current assets:
Cash and equivalents	$4,032	$4,388
Accounts receivable	3,595	4,050
Contracts in process	4,273	4,591
Inventories	3,359	3,221
Other current assets	514	1,157
Total current assets	15,773	17,407
Noncurrent assets:
Property, plant and equipment, net	3,329	3,329
Intangible assets, net	841	912
Goodwill	11,644	11,731
Other assets	2,067	1,976
Total noncurrent assets	17,881	17,948
Total assets	$33,654	$35,355
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$2	$501
Accounts payable	2,275	2,057
Customer advances and deposits	6,104	7,335
Other current liabilities	4,327	3,858
Total current liabilities	12,708	13,751
Noncurrent liabilities:
Long-term debt	3,411	3,410
Other liabilities	6,259	6,365
Total noncurrent liabilities	9,670	9,775
Shareholders' equity:
Common stock	482	482
Surplus	2,657	2,548
Retained earnings	22,143	21,127
Treasury stock	(10,914)	(9,396)
Accumulated other comprehensive loss	(3,092)	(2,932)
Total shareholders' equity	11,276	11,829
Total liabilities and shareholders' equity	$33,654	$35,355

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EXHIBIT F
CONSOLIDATED STATEMENTS OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended
	July 5, 2015	June 29, 2014
Cash flows from operating activities—continuing operations:
Net earnings	$1,468	$1,136
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation of property, plant and equipment	184	191
Amortization of intangible assets	59	61
Equity-based compensation expense	71	64
Excess tax benefit from stock-based compensation	(57)	(54)
Deferred income tax provision	21	64
Discontinued operations, net of tax	—	106
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	455	(104)
Contracts in process	330	(130)
Inventories	(149)	(278)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	222	270
Customer advances and deposits	(1,252)	25
Other, net	(4)	(57)
Net cash provided by operating activities	1,348	1,294
Cash flows from investing activities—continuing operations:
Maturities of held-to-maturity securities	500	—
Proceeds from sales of assets	259	3
Capital expenditures	(190)	(162)
Other, net	(18)	14
Net cash provided (used) by investing activities	551	(145)
Cash flows from financing activities—continuing operations:
Purchases of common stock	(1,565)	(2,691)
Repayment of fixed-rate notes	(500)	—
Dividends paid	(432)	(411)
Proceeds from stock options exercises	198	415
Other, net	60	54
Net cash used by financing activities	(2,239)	(2,633)
Net cash (used) provided by discontinued operations	(16)	24
Net decrease in cash and equivalents	(356)	(1,460)
Cash and equivalents at beginning of period	4,388	5,301
Cash and equivalents at end of period	$4,032	$3,841

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EXHIBIT G
PRELIMINARY FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS

	Second Quarter 2015		Second Quarter 2014
Other Financial Information:
Debt-to-equity (a)	30.3%		29.8%
Debt-to-capital (b)	23.2%		23.0%
Book value per share (c)	$34.94		$39.24
Total taxes paid	$530		$214
Company-sponsored research and development (d)	$101		$98
Shares outstanding	322,727,167		334,315,950

Non-GAAP Financial Measures:
	2015		2014
	Quarter	Year-to-date	Quarter	Year-to-date
Free cash flow from operations:
Net cash provided by operating activities	$603	$1,348	$866	$1,294
Capital expenditures	(92)	(190)	(75)	(162)
Free cash flow from operations (e)	$511	$1,158	$791	$1,132

(a)	Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)	Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)	Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)	Includes independent research and development and Gulfstream product-development costs.

(e)
We believe free cash flow from operations is a measurement that is useful to investors because it portrays our ability to generate cash from our core businesses for such purposes as repaying maturing debt, funding business acquisitions and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.

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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Potential Contract Value
Second Quarter 2015
Aerospace	$13,893	$125	$14,018	$2,474	$16,492
Combat Systems	18,454	476	18,930	5,199	24,129
Information Systems and Technology	7,096	2,037	9,133	15,562	24,695
Marine Systems	15,993	11,952	27,945	2,345	30,290
Total	$55,436	$14,590	$70,026	$25,580	$95,606
First Quarter 2015
Aerospace	$12,947	$147	$13,094	$2,699	$15,793
Combat Systems	18,942	462	19,404	5,459	24,863
Information Systems and Technology	6,842	1,815	8,657	15,296	23,953
Marine Systems	17,248	12,138	29,386	2,143	31,529
Total	$55,979	$14,562	$70,541	$25,597	$96,138
Second Quarter 2014
Aerospace	$12,556	$172	$12,728	$1,920	$14,648
Combat Systems	15,363	852	16,215	8,074	24,289
Information Systems and Technology	7,343	1,602	8,945	16,477	25,422
Marine Systems	15,458	17,747	33,205	1,938	35,143
Total	$50,720	$20,373	$71,093	$28,409	$99,502

*
The estimated potential contract value represents management's estimate of our future contract value under unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options to purchase new aircraft and long-term agreements with fleet customers, as applicable. Because the value in the unfunded IDIQ arrangements is subject to the customer's future exercise of an indeterminate quantity of orders, we recognize these contracts in backlog only when they are funded. Unexercised options are recognized in backlog when the customer exercises the option and establishes a firm order.

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EXHIBIT H-1
BACKLOG AND ESTIMATED CONTRACT VALUE - (UNAUDITED)
DOLLARS IN MILLIONS

$125,000
$100,000
$75,000
$50,000
$25,000
$0
$73,479
$77,014
$75,253
$73,453
$84,556
$99,502
$101,094
$99,092
$96,138
$95,606
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Funded Backlog
Unfunded Backlog
Estimated Potential Contract Value

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EXHIBIT H-2
BACKLOG AND ESTIMATED CONTRACT VALUE BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

Funded Backlog	Unfunded Backlog	Estimated Potential Contract Value

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EXHIBIT I
SECOND QUARTER 2015 SIGNIFICANT ORDERS (UNAUDITED)
DOLLARS IN MILLIONS
We received the following significant orders during the second quarter of 2015:
Combat Systems

•	$125 from the U.S. Army for production of Hydra-70 rockets.

•	$50 from the Army for contractor logistics support on the Abrams main battle tank program.

•	An IDIQ contract from the Army to demilitarize munitions. The program has a maximum potential value of $225 over five years among two awardees.
Information Systems and Technology

•	$350 from the Army to build Warfighter Information Network –Tactical (WIN-T) Increment 2 systems and for engineering and development work under Increment 3 of the program.

•	$290 from the Centers for Medicare & Medicaid Services for contact-center services.

•	$225 from the U.S. Department of State to provide supply chain management services.

•	$190 from the Army for ruggedized computing equipment under the CHS-4 program.

•	$105 from the U.S. Navy for the procurement of material to support production of guidance and missile hardware for the D5 Life Extension Program.
Marine Systems

•	$155 from the U.S. Navy for design work on the next-generation ballistic missile submarine.

•	$85 from the Navy to provide support, materials and facilities to maintain and modernize twelve Littoral Combat Ships (LCS).

•
$45 from the Navy for planning efforts in support of maintenance and modernization work on USS Montpelier, a Los Angeles-class attack submarine. The contract has a potential value of $260 if all options are exercised.

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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Second Quarter		Six Months
	2015	2014	2015	2014
Gulfstream Green Deliveries (units):
Large-cabin aircraft	29	26	56	55
Mid-cabin aircraft	7	7	14	13
Total	36	33	70	68
Gulfstream Outfitted Deliveries (units):
Large-cabin aircraft	33	26	58	59
Mid-cabin aircraft	8	12	15	18
Total	41	38	73	77
Pre-owned Deliveries (units):	4	—	5	—

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